                             NINETEENTH AMENDMENT
                                      TO
                             ANGELICA CORPORATION
                            RETIREMENT SAVINGS PLAN

         WHEREAS, Angelica Corporation, a corporation duly organized and existing under the laws of the State of Missouri ("Company"), established and continues to maintain the Angelica Corporation Retirement Savings Plan ("Plan"); and

         WHEREAS, the Company desires to amend the Plan, effective as of January 1, 1999, unless otherwise specified herein.

         NOW, THEREFORE, the Plan is hereby amended, effective as of January 1, 1999 unless otherwise specified herein, in the following respects:

                                      I.

         Section 1.13 of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

                           "1.13. "Enrollment Date" shall mean any April 1 and
                  October 1; provided however, that effective as of June 1, 1999, "Enrollment Date" shall mean the first day of a calendar month."

                                      II.

         Section 3.1 of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

                           "3.1 Each Employee on January 1, 1999, who was a
                  Participant in the Plan on December 31, 1998, shall continue to participate in the Plan on January 1, 1999."

                                     III.

         Section 3.2 of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

                           "3.2 Each Employee on or after January 1, 1999 who is
                  not a Participant in the Plan on December 31, 1998, shall be eligible to participate in the Plan on the Enrollment Date coincident with or next following the earlier of the date such Employee meets the following requirements:

                           (1) the Employee completes one (1) Year of Eligibility Service (effective as of June 1, 1999, six (6) months of service (beginning on the date the Employee is first credited with an Hour of Service)) and attains the age of twenty-one (21) years; or

                           (2)      completes two (2) Years of Eligibility
                                    Service.

                           Provided, however, that an Employee who had
                  previously been employed by a Participating Employer and who had been a Participant in the Plan in accordance with this
                  Section 3.2 shall again be eligible to participate in the Plan as of the Enrollment Date coincident with or next following the date he is reemployed by the Participating Employer."

                                      ANGELICA CORPORATION


                                      By  /s/ Don W. Hubble
                                          -------------------------------------
                                          Chairman of the Board,
                                          President and Chief Executive Officer

[SEAL]

WITNESSED BY:

/s/ Steven L. Frey
-------------------------
Secretary


                                     -2-